UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 11, 2011

Forest Laboratories, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-5438	11-1798614
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

909 Third Avenue, New York, New York	10022-4731
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 421- 7850

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

Pursuant to the Agreement and Plan of Merger, dated as of February 22, 2011, as amended by Amendment No. 1, dated as of April 4, 2011 (as amended, the “Merger Agreement”), by and among Forest Laboratories, Inc. (“Forest”), FL Holding CV, an entity organized under the laws of the Netherlands and an indirect wholly-owned subsidiary of Forest (“Parent”), Magnolia Acquisition Corp., a Delaware corporation and an indirect wholly-owned subsidiary of Parent (the “Purchaser”) and Clinical Data, Inc., a Delaware corporation (“Clinical Data”), Forest completed its acquisition of Clinical Data.

The transaction was consummated through a tender offer (the “Offer”) by the Purchaser to acquire (i) all of the outstanding shares of common stock, $0.01 par value per share, of Clinical Data (the “Shares”) for (A) $30.00 per Share (the “Upfront Consideration”), net to the holder thereof in cash and less any withholding taxes, and (B) contingent consideration of up to $6.00 per share (the “Contingent Consideration”) that may be paid pursuant to the terms of a Contingent Value Rights Agreement, dated as of April 12, 2011, by and among Forest, Parent and American Stock Transfer & Trust Company, LLC, as rights agent, for the benefit of Clinical Data’s security holders based upon achievement of certain milestones related to Viibryd™, (ii) all of the outstanding warrants to purchase Shares that have exercise prices of $36.00 per Share or less (the “In-the-Money Warrants”) for the consideration set forth in the Merger Agreement, and (iii) all of the outstanding convertible promissory notes (the “Company Notes,” and together with the Shares and the In-the-Money Warrants, the “Securities”) issued by Clinical Data on February 25, 2009 in the aggregate principal amount of $50,000,000, for the consideration set forth in the Merger Agreement.

The Offer expired at 12:00 midnight, New York City time, on Monday April 11, 2011. On April 12, 2011 (the “Acceptance Time”), the Purchaser accepted for purchase all Securities that were validly tendered and not validly withdrawn in accordance with the terms of the Offer. American Stock Transfer & Trust Company, LLC, the depositary for the Offer, has advised Forest that as of the expiration of the Offer, approximately 27,868,256 Shares; 93,556 2005 Warrants; 113,817 2006 Warrants; 757,461 2008 Warrants; 1,527,650 Series A 2009 Warrants; 1,527,650 Series B 2009 Warrants; and $50,000,000 aggregate principal amount of Company Notes, which are convertible into 6,110,599 Shares, were validly tendered and not validly withdrawn prior to the expiration of the Offer. The Securities validly tendered and not validly withdrawn represented approximately 82.8% of the Shares on a fully-diluted basis.

Immediately following the Purchaser’s acquisition of the Company Notes, they were converted into 6,110,599 Shares. Subsequent to the conversion of the Company Notes, the Purchaser had an aggregate ownership of over 90% of the outstanding Shares on a fully-diluted basis.

On April 13, 2011, following the conversion of the Company Notes, Forest completed its acquisition of Clinical Data by effecting a short-form merger, pursuant to Section 253 of the Delaware General Corporation Law (the “DGCL”), of the Purchaser with and into Clinical Data (the “Merger”), with Clinical Data surviving as a direct wholly-owned subsidiary of Dogwood Holding Corp., a Delaware corporation and a wholly-owned subsidiary of Parent and, prior to the consummation of the Merger, the direct parent of the Purchaser (“Dogwood”). As a result of the Merger, any Shares not tendered in the Offer (other than Shares held by the Purchaser or Clinical Data, or Shares held by Clinical Data stockholders who have and validly exercise appraisal rights under Delaware law) were canceled and converted into the right to receive the same consideration that was paid for such Shares in the Offer. Additionally, as a result of the merger, all outstanding In-the-Money Warrants issued by Clinical Data and exercisable for the common stock of Clinical Data were, as permitted by the terms thereof, canceled and converted into the right to receive the same consideration per In-the-Money Warrant that would have been paid in the Offer.

The aggregate consideration payable to the former security holders of Clinical Data in the Offer and the Merger in respect of their securities, and to cash out Clinical Data options, is approximately $1.27 billion, which Forest will finance with existing cash.

The description of the Merger and the Merger Agreement as set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of (i) the Merger Agreement, a copy of which was filed by Forest with the United States Securities and Exchange Commission (the “SEC”) as Exhibit 2.1 to the Current Report on Form 8-K filed on February 25, 2011, and (ii) Amendment No. 1 to the Merger Agreement, a copy of which was filed by Forest with the SEC as Exhibit 2.1 to the Current Report on Form 8-K filed on April 4,

2011. A copy of the press release announcing the completion of the Offer was filed by Forest with the SEC as Exhibit (a)(5)(D) to the Schedule TO-T/A filed on April 12, 2011 and is incorporated herein by reference. A copy of the press release issued by Forest on April 13, 2011, announcing the consummation of the Merger is attached as Exhibit 99.2 hereto and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired. The audited consolidated financial statements of Clinical Data for the year ended March 31, 2011 will be filed by amendment to this Current Report on Form 8-K not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information. The pro forma financial information as of and for the year ended March 31, 2011 will be filed by amendment to this Current Report on Form 8-K not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

Exhibit	Description

99.1	Text of Press Release issued by Forest Laboratories, Inc. on April 12, 2011 (incorporated by reference to Exhibit (a)(5)(D) to the Schedule TO-T/A filed by Forest Laboratories, Inc. on April 12, 2011).

99.2	Text of Press Release issued by Forest Laboratories, Inc. on April 13, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 13, 2011

Forest Laboratories, Inc.
(Registrant)

/s/ David Solomon
Name: David Solomon
Title: Senior Vice President—Corporate Development and Strategic Planning

Exhibit Index

Exhibit No.	Description

99.1	Text of Press Release issued by Forest Laboratories, Inc. on April 12, 2011 (incorporated by reference to Exhibit (a)(5)(D) to the Schedule TO-T/A filed by Forest Laboratories, Inc. on April 12, 2011).

99.2	Text of Press Release issued by Forest Laboratories, Inc. on April 13, 2011.